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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: July 25th 2003

                        COMMISSION FILE NUMBER: 333-30914

                             XTREME COMPANIES, INC.
         ---------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)

           Nevada                                       88-0394012
----------------------------------------           --------------------
(State or other jurisdiction of                      (I.R.S. Employer
 incorporation or organization)                     Identification No.)

    9116 Covered Wagon Dr.
      Las Vegas, Nevada                                   89117
----------------------------------------             ---------------
(Address of principal executive offices)                (Zip Code)

                              XTREME COMPANIES, INC
                   9116 Covered Wagon Ave Las Vegas, NV 89117
        ----------------------------------------------------------------
             (Former name, former address and former fiscal year, if
                           changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

On July 7th, 2003, the board of directors received information that Richard Scoble has some personal problems that make the board feel it is in the best interest of the company to relieve him of his position as CEO of Xtreme Companies and return Donald C. Bradley to the CEO position as of this same date. A special directors meeting was call on July 24th, 2003 at 5:00 PM. The information was confirmed at that time by the CEO Donald C. Bradley. The decision to release Richard Scoble from his position was vote on and carried unanimously by the majority of the directors.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              XTREME COMPANIES, INC.
                              ----------------------
                              (Name of Registrant)

Date:  July 25th, 2003                        By: /s/ DONALD C. BRADLEY
                                            -----------------------------
                                            DONALD C. BRADLEY
                                            C E O / SECRETARY